                                                                   EXHIBIT T3E.2

                       CONSENT AND LETTER OF TRANSMITTAL

                               [LOGO] HARBORSIDE
                                    Healthcare

    Offer to Exchange New 12% Senior Subordinated Discount Notes due 2007,
         Cash and Warrants to Purchase Shares of Class A Common Stock for All Outstanding 11% Senior Subordinated Discount Notes due 2008
   and Solicitation of Consents to Proposed Amendments to Related Indenture

                                      and

     Offer to Exchange Warrants to Purchase Shares of Class A Common Stock for All Outstanding Shares of 13-1/2% Exchangeable Preferred Stock Mandatorily
                                Redeemable 2010
 and Solicitation of Consents to Proposed Amendments to Related Certificate of
                                  Designation

 Pursuant to the Offering Memorandum and Consent Solicitation Statement dated
                                 April 6, 2001

--------------------------------------------------------------------------------
     The Exchange Offer and the Consent Solicitation will expire at midnight, New York City time, on Thursday, May 3, 2001, unless extended or terminated earlier (the "Expiration Date"). Tenders may be withdrawn and Consents may be revoked at any time prior to the Expiration Date, but not thereafter.
--------------------------------------------------------------------------------

  The Exchange Agent for the Exchange Offer and the Consent Solicitation is:


          By Registered or Certified Mail:                                        By Facsimile:
       United States Trust Company of New York                          (212) 422-0183 or (646) 458-8104
                    P.O. Box 112                                      Confirm by telephone: (800) 548-6565
                Bowling Green Station                               (Originals of all documents submitted by
            New York, New York 10274-0112                          facsimile should be sent promptly by hand,
                                                               overnight courier, or registered or certified mail)
       By Overnight Courier and By Hand After
       4:30 p.m. on the Expiration Date Only:                               By Hand Before 4:30 p.m.:
       United States Trust Company of New York                       United States Trust Company of New York
             30 Broad Street, 14th Floor                                    30 Broad Street, B-Level
            New York, New York 10004-2304                                 New York, New York 10004-2304

     All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offering Memorandum and Consent Solicitation Statement dated April 6, 2001 (the "Offer to Exchange").

     This Consent and Letter of Transmittal is to be used by Holders of the 11% Senior Subordinated Discount Notes due 2008 (the "Old Notes") of Harborside Healthcare Corporation, a Delaware corporation (the "Company"), and the 13-1/2% Exchangeable Preferred Stock Mandatorily Redeemable 2010 (the "Old Preferred Stock," and together with the Old Notes, the "Old Securities") of the Company, to respond to the Offer to Exchange. This Consent and Letter of Transmittal is to be used by such Holders if (i) certificates representing Old Securities are to be physically delivered to the Exchange Agent herewith by such Holders or
(ii) tender of Old Securities is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth under the caption "The Exchange Offer and the Consent Solicitation--Procedures for Tendering

Notes and Delivering Consents" in the Offer to Exchange, and such Holders desire to consent to the Proposed Indenture Amendments and/or the Proposed Certificate Amendments; and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

     Holders of Notes who are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Consent and Letter of Transmittal by the participant identified in the Agent's Message.


   .  Check here if tendered Old Securities are enclosed herewith.

   . Check here if tendered Old Securities are being delivered by book-entry transfer made to the account maintained by the Exchange Agent with DTC and complete the following:

      Name of Tendering Institution:_________________________________________

      DTC Account Number:____________________________________________________

      Transaction Code Number:_______________________________________________


                      DESCRIPTION OF SECURITIES TENDERED

 Name and address of registered Holder as it appears on          Certificate number(s) of          Principal Amount of
 the 11% Senior Subordinated Discount Notes due 2008             Old Notes transmitted             Old Notes transmitted

_________________________________________________________      ______________________________     _______________________________
_________________________________________________________      ______________________________     _______________________________
_________________________________________________________      ______________________________     _______________________________
_________________________________________________________      ______________________________     _______________________________
_________________________________________________________      ______________________________     _______________________________

 Name and address of registered Holder as it appears on          Certificate number(s) of          Number of Shares of
 the 13-1/2% Exchangeable Preferred Stock Mandatorily            Old Preferred Stock               Old Preferred Stock
 Redeemable 2010                                                 transmitted                       transmitted (including any
                                                                                                   shares to be issued as
                                                                                                   dividends on May 1, 2001)

_________________________________________________________      ______________________________     _______________________________
_________________________________________________________      ______________________________     _______________________________
_________________________________________________________      ______________________________     _______________________________
_________________________________________________________      ______________________________     _______________________________
_________________________________________________________      ______________________________     _______________________________


           NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE
                     ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     1. The undersigned hereby tenders to the Company, upon the terms and subject to the conditions contained in the Offer to Exchange, receipt of which is hereby acknowledged, (i) the principal amount at maturity of Old Notes specified on the second page of this Consent and Letter of Transmittal (if any) in exchange for 0.5899118 New Notes, $88.2353 in cash and 10.90836471 Warrants for each $1,000 principal amount at maturity of Old Notes and/or (ii) the number of shares of Old Preferred Stock specified on the second page of this Consent and Letter of Transmittal (if any), plus any shares of Old Preferred Stock paid or to be paid on May 1, 2001 as dividends thereon, in exchange for 10.73247518 Warrants for each $1,000 liquidation preference of Old Preferred Stock, and consents to the Proposed Indenture Amendments with respect to such principal amount at maturity of Old Notes and/or to the Proposed Certificate Amendments with respect to such number of shares of Old Preferred Stock.

     2. The undersigned hereby acknowledges that a dividend is payable on the Old Preferred Stock on May 1, 2001, which dividend has been or will be paid in additional shares of Old Preferred Stock. The number of shares of Old Preferred Stock specified on the second page of this Consent and Letter of Transmittal (if any) does not include such dividend shares, but such dividend shares are hereby tendered herewith.

     3. Subject to, and effective upon, the acceptance for exchange of, and exchange of, the principal amount at maturity of Old Notes and/or number of shares of Old Preferred Stock tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Old Securities tendered hereby and also consents to the Proposed Indenture Amendments with respect to such Old Notes and/or the Proposed Certificate Amendments with respect to such Old Preferred Stock. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Old Securities, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Old Securities and all evidences of transfer and authenticity to, or transfer ownership of, such Old Securities on the account books maintained by DTC to, or upon the order of, the Company,
(ii) present such Old Securities for transfer of ownership on the books of the Company, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Securities and (iv) deliver to the Company and the Trustee for the Old Notes this Consent and Letter of Transmittal as evidence of the undersigned's consent to the Proposed Indenture Amendments and/or the Proposed Certificate Amendments and as certification that the Requisite Consents to the Proposed Indenture Amendments and/or the Proposed Certificate Amendments duly executed by Holders have been received, all in accordance with the terms and conditions of the Exchange Offer and the Consent Solicitation as described in the Offer to Exchange.

     4. The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent to the Proposed Indenture Amendments (with respect to the principal amount at maturity of Old Notes tendered hereby) as permitted by the Indenture relating to the Old Notes and/or the written Consent to the Proposed Certificate Amendments (with respect to the number of shares of Old Preferred Stock tendered hereby) as permitted by the Certificate of Designation relating to the Old Preferred Stock, and hereby also consents to the execution of the Second Supplemental Indenture effecting the Proposed Indenture Amendments and/or the Amended Certificate of Designation effecting the Proposed Certificate Amendments. The undersigned understands that the Consent provided hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Offer to Exchange and this Consent and Letter of Transmittal. The undersigned understands that after the Expiration Date, no Consents may be revoked (and agrees that it will not attempt to do so).

     5. The undersigned hereby represents and warrants that he, she or it has full authority to tender the Old Securities described above and to give the Consents contained herein, and that when such tendered Old Securities are accepted for exchange by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange of the Old Securities, to perfect the undersigned's Consent to the Proposed Indenture Amendments and/or Consent to the

Proposed Certificate Amendments or to complete the execution of the Second Supplemental Indenture.

     6. The undersigned understands that the tender of the Old Securities and the giving of the Consents contained herein pursuant to all of the procedures set forth in the Offer to Exchange will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Offer to Exchange.

     7. If the undersigned is not a broker-dealer, it hereby represents and warrants that (1) the New Securities acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned, (2) the undersigned is not engaged in a distribution of the New Securities and has no arrangement or understanding with any person to participate in such a distribution, (3) the undersigned is not an "affiliate," as defined under Rule 144 of the Securities Act, of the Company and (4) the undersigned is not acting on behalf of a person who could not make any of the foregoing representations.

     8. If the undersigned is a broker-dealer that will receive New Securities for its own account in exchange for Old Securities, where the Old Securities were acquired by the broker-dealer as a result of market-making activities or other trading activities, it hereby acknowledges that it must comply with special rules under the Securities Act in connection with any resale of the New Securities.

     9. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

                  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

                              (See Instruction 1)

     To be completed ONLY if the New Securities and checks are to be issued in the name of someone other than the undersigned or are to be sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

               Issue to:

               Name:     _______________________________________
                                      (Please Print)


               Address:  _______________________________________

                         _______________________________________

                         _______________________________________
                                    (Include Zip Code)


               Mail to:

               Name:     _______________________________________
                                     (Please Print)


               Address:  _______________________________________

                         _______________________________________

                         _______________________________________
                                    (Include Zip Code)

                                   SIGNATURE

     By completing, executing and delivering this Consent and Letter of Transmittal, the undersigned hereby consents to the Proposed Indenture Amendments and/or the Proposed Certificate Amendments (and to the execution of the Second Supplemental Indenture effecting the Proposed Indenture Amendments and/or the filing of the Amended Certificate of Designation effecting the Proposed Certificate Amendments) with respect to, and tenders, the principal amount at maturity of the Old Notes specified on the second page of this Consent and Letter of Transmittal (if any) and/or the number of shares of Old Preferred Stock specified on the second page of this Consent and Letter of Transmittal (if any).

               __________________________________________________
                         (Name of Registered Holder)

               By:   ____________________________________________
                     Name:
                     Title:

               Date: ____________________________________________


(Must be signed by registered Holder exactly as name appears on Old Securities. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.)

               Address: ______________________________________________

                        ______________________________________________

          Telephone No: ______________________________________________


          Taxpayer Identification No.: _______________________________


              Signature Guaranteed By: _______________________________
                                             (See Instruction 1)



                        Title: _______________________________________

          Name of Institution: _______________________________________

                      Address: _______________________________________

                         Date: _______________________________________

PLEASE READ THE INSTRUCTIONS BELOW, WHICH FORM A PART OF THIS CONSENT AND LETTER OF TRANSMITTAL.

                                 INSTRUCTIONS

     1. Guarantee of Signatures. Signatures on this Consent and Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States which is a member of a recognized Medallion Signature Program approved by the Securities Transfer Association, Inc. (an "Eligible Institution"), unless (i) the "Special Issuance and Delivery Instructions" above have not been completed or (ii) the Old Securities are tendered for the account of an Eligible Institution.

     2. Delivery of Consent and Letter of Transmittal and Old Securities. This Consent and Letter of Transmittal is to be completed by Holders if (i) certificates representing Old Securities are to be physically delivered to the Exchange Agent herewith by such Holder or (ii) tender of Old Securities is to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth under the caption "The Exchange Offer and the Consent Solicitation--Procedures for Tendering Notes and Delivering Consents" in the Offer to Exchange, and such Holders desire to consent to the Proposed Indenture Amendments and/or the Proposed Certificate Amendments; and, in each case, instructions are not being transmitted through ATOP. All physically delivered Old Securities, or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Securities delivered electronically, as well as a properly completed and duly executed Consent and Letter of Transmittal (or a copy thereof) and any other documents required by this Consent and Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

     Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The method of delivery of this Consent and Letter of Transmittal, the Old Securities and all other required documents, including delivery through DTC and any acceptance or Agent's Message delivered through ATOP, is at the option and risk of the tendering Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Exchange Agent on or prior to the Expiration Date. Except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Exchange Agent.

     No alternative, conditional or contingent tenders or consents will be accepted. All tendering Holders, by execution of this Consent and Letter of Transmittal (or a copy thereof), waives any right to receive any notice of the acceptance of their Old Securities for exchange.

     3. Signatures on Consent and Letter of Transmittal, Powers of Attorney and Endorsements. If this Consent and Letter of Transmittal is signed by a person other than a registered Holder of any Old Securities, such Old Securities must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered Holder or Holders appear on the Old Securities.

     If this Consent and Letter of Transmittal or any Old Securities or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     4. Miscellaneous. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Old Securities will be determined by the Exchange Agent on behalf of the Company. The Company reserves the absolute right to reject any or all tenders of any particular Old Securities not properly tendered or to not accept any particular Old Securities which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to particular Old Securities or of delivery to particular Consents either before or after the Expiration Date (including the right to waive the ineligibility of any Holder who seeks to tender Old Securities in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Old Securities or delivery of any particular Consents either before or after the Expiration Date (including this Consent and Letter of Transmittal and the instructions) by the Company will be final and binding on all parties.

Unless waived, any defects or irregularities in connection with tenders of Old Securities or deliveries of Consents must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent, the Information Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Securities for exchange or any delivery of Consents, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Securities will not be deemed to have been made until such defects or irregularities have been cured or waived. A defective tender may, in the sole discretion of the Company, constitute a valid Consent and will be counted for purposes of determining whether the Requisite Consents have been obtained, even if the accompanying Old Securities are not accepted for exchange by reason of such defect.

     Any Old Securities received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder thereof.

                           IMPORTANT TAX INFORMATION

     A Holder of an Old Security whose tendered Old Securities are accepted for exchange is required to provide the Exchange Agent (as agent for the payer) with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If such Holder of an Old Security is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to New Securities received pursuant to the Exchange Offer may be subject to backup withholding.

     Certain Holders of Old Securities (including, among others, all corporations and certain foreign individuals) may not be subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31 percent of any payments made to the Holder of the Old Security. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each tendering Holder of Old Securities is required to notify the Exchange Agent of his, her or its correct TIN by completing the Substitute Form W-9 below certifying the TIN provided on such form is correct (or that such Holder is awaiting a TIN) and that (1) the Holder is exempt from backup withholding, (2) the Holder has not been notified by the Internal Revenue Service that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (3) the Internal Revenue Service has notified the Holder that he, she or it is no longer subject to backup withholding.

     The Holder of an Old Security is required to give the Exchange Agent the social security number or employer identification number of the record owner of such Old Security. If the Old Securities are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

     The box in Part 3 of the Substitute Form W-9 may be checked if the submitting Holder has not been issued a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. However, such amounts may be refunded to such Holder if a TIN is provided to the Exchange Agent within 60 days.

     If the tendering Holder of Old Securities is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Company a properly completed Form W-8, Certificate of Foreign Status, signed under penalties of perjury, attesting to his, her or its exempt status. Such forms may be obtained from the Exchange Agent.


             PAYER'S NAME: UNITED STATES TRUST COMPANY OF NEW YORK

-----------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                             Part 1 -- PLEASE PROVIDE YOUR TIN               Social Security Number
FORM W-9                               IN THE BOX AT RIGHT AND CERTIFY                           or
                                       BY SIGNING AND DATING BELOW                 Employer Identification Number:

                                                                                   ______________________________
                               ----------------------------------------------------------------------------------------
Department of the Treasury       Part 2 -- Certification -- Under penalties of perjury, I certify that:
Internal Revenue Service
                                 (1)  The number shown on this form is my correct Taxpayer Identification Number
                                      (or I am waiting for a number to be issued to me) and

Payer's Request for              (2)  I am not subject to backup withholding because: (a) I am exempt from backup
Taxpayer Identification               withholding, (b) I have not been notified by the Internal Revenue Service (the
Number "TIN"                          "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                 Certification Instructions -- You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).
                               ----------------------------------------------------------------------------------------
                                                                                               Part 3
                                 SIGNATURE:_________________________    DATE:_________         Awaiting
                                                                                               TIN
-----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE WITH RESPECT TO THE SECURITIES SUBSEQUENT TO THE EXCHANGE OFFER PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
               CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.
 __________________________________          ______________________________
              Signature                                   Date

--------------------------------------------------------------------------------

     Any questions or requests for assistance or additional copies of the Offer to Exchange or this Consent and Letter of Transmittal may be directed to the Information Agent at its telephone number and location set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer and the Consent Solicitation.

 The Information Agent for the Exchange Offer and the Consent Solicitation is:

                                    [LOGO]

                               156 Fifth Avenue
                           New York, New York 10010
                         (212) 929-5500 (call collect)
                                      or
                         Call Toll-free (800) 322-2885
                      Email: proxy@mackenziepartners.com